UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                November 13, 2006
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                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)

             California            001-13122              95-1142616
  (State or other jurisdiction    (Commission          (I.R.S. Employer
         of incorporation)        File Number)       Identification Number)


                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)

                                 (213) 687-7700
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

On November 13, 2006, Reliance Steel & Aluminum Co. (the "Company") announced that it intends to offer, subject to market and other conditions, notes for an aggregate principal amount of $600 million. The notes will be unsecured and bear interest at a fixed rate. The Company intends to use the net proceeds from the offering to repay outstanding debt under its credit facility, including borrowings made to fund the repurchase by Earle M. Jorgensen Company of its 9 3/4% senior secured notes due 2012.

The notes will be offered only to qualified institutional buyers in reliance on Rule 144A, under the Securities Act of 1933, as amended, and in offshore transactions pursuant to Regulation S under the Securities Act. The notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


Item 9.01  Financial Statements and Exhibits

       (a)     Financial Statements of Businesses Acquired.
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               Not applicable.

       (b)     Pro Forma Financial Information.
               -------------------------------

               Not applicable.

       (c)     Shell Company Transactions.
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               N/A

       (d)     Exhibits.
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               Exhibit
                 No.     Description
               -------   -------------------------------------------------------

               99.1      Press Release dated November 13, 2006.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RELIANCE STEEL & ALUMINUM CO.


Dated: November 13, 2006                 By: /s/ Karla Lewis
                                             -----------------------------------
                                             Karla Lewis
                                             Executive Vice President and
                                             Chief Financial Officer



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                          RELIANCE STEEL & ALUMINUM CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS
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Exhibit
  No.    Description
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99.1     Press Release dated November 13, 2006.